United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 12, 2021

Date of Report (Date of earliest event reported)

Model Performance Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40318	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cheung Kong Center, 58 Floor, Unit 5801 2 Queens Road Central Central Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 9258 9728

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	MPAC	The Nasdaq Stock Market LLC
Warrants	MPACW	The Nasdaq Stock Market LLC
Units	MPACU	The Nasdaq Stock Market LLC
Rights	MPACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 8.01 is incorporated into this Item by reference.

Item 8.01. Other Events

As previously disclosed on a Current Report on Form 8-K dated April 7, 2021, on April 12, 2021 Model Performance Acquisition Corp. (the “Company”) consummated the IPO of 5,000,000 units (the “Units”). Each Unit consists of one ordinary share (“Ordinary Share”), one-half of one warrant (“Warrant”) entitling its holder to purchase one Ordinary Share at a price of $11.50 per whole share and one right (“Right”) to receive one-tenth of one Ordinary Share upon the consummation of an initial business combination. The Company granted the underwriters of the IPO (the “Underwriters”) a 45-day option to purchase up to an additional 750,000 units at the IPO price to cover over-allotments, which was subsequently exercised on April 12, 2021 (the “Over-Allotment Option”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $50,000,000.

On April 15, 2021, the Over-Allotment Option closed. The total aggregate issuance by the Company of the Over-Allotment Option Units at a price of $10.00 per unit resulted in total gross proceeds of $7,500,000. On April 15, 2021, simultaneously with the sale of the Over-Allotment Option Units, the Company consummated the private sale of an additional 22,500 private Units, generating gross proceeds of $225,000. The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

As of April 12, 2021, a total of $50,000,000 of the proceeds from the IPO and the private placement consummated simultaneously with the closing of the IPO were deposited in a trust account established for the benefit of the Company’s public shareholders. As of April 15, 2021, a total of $57,500,000 of the proceeds from the IPO (including the Over-allotment Option) and the private placement consummated simultaneously with the closing of the IPO were deposited in a trust account established for the benefit of the Company’s public shareholders.

An audited balance sheet as of April 12, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the private placement is included with this report as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Balance Sheet dated April 12, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2021

MODEL PERFORMANCE ACQUISITION CORP.

By:	/s/ Serena Shie
Name:	Serena Shie
Title:	Chief Financial Officer